FORM OF SECURITY AGREEMENT

SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of May 12, 1999, made by KIDEO PRODUCTIONS, INC., a Delaware corporation ("Debtor"), in favor of FELTON INVESTMENTS LTD., GREATVIEW INVESTMENTS LTD. and MERMAID INVESTMENTS LTD. (each a "Secured Party", and collectively, the "Secured Parties").

                               W I T N E S E T H :

            WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement, dated the date hereof, among Debtor and the Secured Parties (as the same may from time to time be amended, modified or supplemented, the "Purchase Agreement"), the Secured Parties have agreed, severally and not jointly, to lend in the aggregate $1,400,001 (the "Loan") to Grantor;

            WHEREAS, the Secured Parties are willing to make the Loan but only upon the condition, among others, that Grantor shall have executed and delivered to the Secured Parties this Security Agreement.

            WHEREAS, the Debtor is delivering to each Secured Party a promissory note in the principal amount equal to each Secured Party's pro rata amount of the Loan and $1,000,002 in the aggregate (the "First Note") and, upon the funding of an additional $399,999 will deliver a promissory note to each Secured Party equal to such Secured Party's pro rata portion of such amount (together with the First Note, the "Notes").

            WHEREAS, as a condition to its acceptance of the Notes, Secured Parties are requiring that the performance and payment of all obligations, liabilities and indebtedness of the Debtor to the Secured Parties under the Notes be secured by the Debtor's grant of a security interest pursuant to the terms and condition of this Security Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all indebtedness, liabilities and obligations of the Debtor to the Secured Parties under the Notes, including interest


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(collectively, the "Obligations"), the Debtor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, a continuing security interest in the Debtor's right, title and interest in, to and under all of the following (all of which are hereinafter collectively referred to as "Collateral"):

                        (i) any and all present and future "accounts" (as defined in the Code referred to below), accounts receivable, contract rights, general intangibles, instruments and chattel paper and including without limitation any and all purchase orders, instruments and other documents, evidencing obligations for and representing payment for goods sold or leased and/or services rendered by Debtor, proceeds of and the goods represented by any of the foregoing and all books and records pertaining to same (the "Accounts Receivable");

                        (ii) any and all "equipment" (as defined in the Code) now or hereafter owned or leased by Debtor, including, without limitation, all leasehold improvements, machinery, furniture, tools, attachments, and other equipment of any kind and nature, whether affixed to real property or not, that is now owned or hereafter owned by the Debtor, wherever located, and any additions and accessions thereto, substitutions therefor, replacements thereof, and the Proceeds of any of the foregoing and all of the Debtor's books and records pertaining to all of the foregoing (the "Equipment");

                        (iii) any and all "inventory" (as defined in the Code) of every nature and description belonging to the Debtor, wherever located, whether now owned or in existence or hereafter acquired and including without limitation, all raw materials, work in process, all finished goods, now owned or hereafter acquired by the Debtor and wherever located and in all returns and refunds (applicable thereto), all parts and accessories thereof and additions thereto, the Proceeds of any of the foregoing and the right to collect the same and all books and records pertaining to same (the "Inventory");

                        (iv) any and all "general intangibles" (as such term is defined in the Code) now or hereafter owned by Debtor and including but not limited to all marks, trademarks, trademark applications, trademark registrations, patents, patent registrations, patent applications, copyrights, goodwill of the Debtor's business symbolized by any of the foregoing, license rights, license agreements, permits, franchises and patents; and

                        (v) all "proceeds" (as defined in the Code)


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      including, without limitation, (x) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (y) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any other person whether or not acting under color or governmental authority), and (z) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

Notwithstanding anything to the contrary in this Security Agreement, (a) nothing herein shall be construed so as to require the Secured Parties to provide any future credit to the Debtor and (b) each Secured Party acknowledges and agrees that the security interest granted hereby will be delivered and perfected as promptly as practicable after the date hereof following the release of a prior security interest in the Collateral (the "Prior Interest") held by a prior lender to the Debtor.

            2. Representations, Warranties and Covenants.

            The Debtor hereby represents, warrants and covenants as follows:

                  (a) The Debtor's chief executive office and the place where its records concerning the Collateral are kept is located at 611 Broadway, Suite 515, New York, New York 10012.

                  (b) The Debtor is the sole owner of the Collateral, free and clear of any liens, mortgages, security interests, pledges, charges or encumbrances of any kind or nature whatsoever (collectively, the "Liens") except as may be granted to the Secured Parties herein and except for the Prior Interest.

                  (c) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except with respect to the Prior Interest.

                  (d) The Debtor shall give the Secured Parties at least thirty
(30) days' prior written notice of any change in the Debtor's name, trade style or the location of its chief executive office.

                  (e) The Debtor shall, at its own expense, keep the Collateral free of all Liens except the security interest of the Secured Parties.


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                  (f) The Debtor shall not, directly or indirectly, sell,
transfer or otherwise dispose of the Collateral or any interest therein, except in the ordinary course of its business.

                  (g) The Debtor shall not remove any of the Equipment from 611 Broadway, Suite 515, New York, New York 10012.

                  (h) The Debtor shall at all times keep the Equipment in good operating condition and repair.

                  (i) The Debtor will furnish to each Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as each Secured Party may reasonably request, all in reasonable detail.

                  (j) Following the closing under the Purchase Agreement, the Debtor will from time to time pay or cause to be paid all Liens, taxes, assessments and governmental charges levied, assessed or imposed upon any of the Collateral, unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings by the Debtor.

            3. Secured Party Appointed as Attorney-in-Fact.

                  (a) The Debtor hereby irrevocably constitutes and appoints ______________________, as agent for the Secured Parties, and his agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in his own name, from time to time in his discretion, but only upon the occurrence of an Event of Default under this Security Agreement or any Obligation, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement. The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) The powers conferred on the Secured Parties and the other attorneys appointed hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon them to exercise any such powers. The Secured Parties and the other attorneys appointed hereunder shall be accountable only for amounts that they actually receive as a result of the exercise of such powers and neither they, nor any of


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their agents, shall be responsible to the Debtor for any act or failure to act, except for their gross negligence or willful misconduct.

                  (c) The Debtor also authorizes the Secured Parties, as agent for the Debtor, at any time after the occurrence of an Event of Default, and from time to time, to communicate in his own names with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment thereof hereunder and other matters relating thereto.

            4. Performance by Secured Party of Debtor's Obligations. If the Debtor fails to perform or comply with any of its agreements contained herein, or in the observance or performance of any other agreement or obligation to the Debtor, as provided for by the terms of this Security Agreement, in the event the Secured Parties shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Secured Parties incurred in connection with such performance or compliance, together with interest thereon at the rate of ten percent (10%) per annum, shall be payable by the Debtor to the Secured Parties, on a pro rata basis, on demand and, until such payment, shall constitute Obligations secured hereby.

            5. Events of Default. The occurrence of any of the following shall be an "Event of Default" hereunder:

                  (a) an Event of Default (as defined in the Purchase Agreement or the Notes) shall have occurred; or

                  (b) any representation or warranty made by the Debtor in connection with this Security Agreement or the Purchase Agreement shall prove to have been untrue or misleading in any material respect when made; or

                  (c) default by the Debtor in the observance or performance of any other covenant or agreement contained in this Security Agreement, and the continuance of the same for thirty (30) days after the occurrence thereof.

            If any such event specified above shall occur, a Secured Party may declare, by notice to the Debtor, the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Obligations to the contrary notwithstanding.

            6. Remedies, Rights Upon Default.

                  (a) If an Event of Default shall occur and be


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continuing, the Agent may exercise in addition to all other rights and remedies granted to the Secured Parties in this Security Agreement, all rights and remedies of secured parties under the Uniform Commercial Code as the same may be in effect from time to time in New York (referred to in this Security Agreement as the "Code") and any other Uniform Commercial Code in any relevant jurisdiction. Without limiting the generality of the foregoing, the Debtor agrees that in any such event, the Agent may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Debtor further agrees, at the request of the Agent, to assemble the Collateral and make it available to the Secured Parties at places which any of the Secured Parties shall reasonably select, whether at the Debtor's premises or elsewhere. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, retention or sale of the Collateral. The Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Parties are entitled, the Debtor also being liable for the reasonable fees of any attorneys employed by the Agent to collect such deficiency. The Debtor also agrees to pay all costs of the Secured Parties, including reasonable attorney's fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of its rights hereunder. The Debtor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law and except as stated herein) of any kind in connection with this Security Agreement or any Collateral.

            7. Limitation on Duty of the Agent in Respect of Collateral. Beyond the use of reasonable and prudent care in the custody and preservation thereof, the Secured Parties shall not have any duty as to any Collateral in their possession or control or in the possession or control of their agents or nominees or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

            8. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given or made on the date when the same is delivered by hand or sent by telecopier or, if mailed, seventy-two (72) hours after the same is deposited with the United States mail, by registered or certified mail, postage prepaid, return receipt requested, and addressed at the address set forth on the signature page hereto or at such


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other address which any party shall designate by written notice to the others in accordance with the provisions of this Section 8.

            9. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10. Financing Statements; Further Assurances. The Debtor authorizes the Secured Parties to sign and file financing statements at any time and from time to time with respect to the Collateral without the Debtor's signature. The Debtor agrees that at any time and from time to time upon the written request of any Secured Party, the Debtor will promptly execute and deliver any and all such further instruments and documents and do such further acts as a Secured Party may request in order to carry out the purposes of this Security Agreement and obtain for the Secured Parties the full benefits of the security interest granted to the Secured Parties hereby.

            11. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

            12. Waivers; Amendments; Cumulative Remedies. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any rights or remedies hereunder and no waiver shall be valid unless in writing, signed by each Secured Party, and then only to the extent therein set forth. A waiver by a Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have had on any future occasion. No failure to exercise, nor any delay in exercising, on the part of a Secured Party of any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms and provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto.

            13. Successors and Assigns; Governing Law. This Security Agreement and all obligations of the Debtor hereunder shall be binding upon the successors and assigns of the Debtor,


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and shall inure to the benefit of each of the Secured Parties and their successors and assigns. This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

            14. Further Indemnification. The Debtor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

                            (Signature Page Follows)


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      IN WITNESS WHEREOF, the Debtor and each Secured Party have each caused this Security Agreement to be executed on the date first set forth above.

                                         KIDEO PRODUCTIONS, INC.

                                         By:
                                            ------------------------------------
                                            Richard Bulman, President


                                         FELTON INVESTMENTS LTD.

                                         By:
                                            ------------------------------------


                                         GREATVIEW INVESTMENTS LTD.

                                         By:
                                            ------------------------------------


                                         MERMAID INVESTMENTS LTD.

                                         By:
                                            ------------------------------------


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